THE MORTGAGE POOL

General

      References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date, as applicable.

      The mortgage pool consists of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans with non-conforming loan balances secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans with conforming loan balances secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The Group 1 Loans consist of mortgage loans which had principal balances at origination which may or may not be greater than Fannie Mae or Freddie Mac conforming balances and the Group 2 Loans consist of mortgage loans which had principal balances at origination which are less than or equal to Fannie Mae or Freddie Mac conforming balances. The conforming balance for mortgage loans secured by a single family property is $333,700 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $500,550. The conforming balance is higher for mortgage loans secured by two- to four-family properties. Notwithstanding these conforming balances, the Group 2 Loans have been originated according to underwriting standards that do not satisfy Fannie Mae or Freddie Mac underwriting criteria.

      The Seller conveyed the initial mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Agreement. The company conveyed the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans were acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans were acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage loan purchase agreement, respectively. These representations and warranties were assigned by the company to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders or the Certificate Insurer. In the event the Seller fails to repurchase a mortgage loan, Impac Holdings will be required to do so. See "The Mortgage Pools--Representations by Sellers" in the prospectus.

      All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary "due-on-sale" clause.


                                      99-1

Prepayment Charges

      Approximately 72.27% of the mortgage loans in Loan Group 1 and 73.51% of the sample mortgage loans in Loan Group 2, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months, one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.01% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

      Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the sample mortgage loans range from 19.21% to 11.10% of the Stated Principal


                                      99-2

Balance of the related Radian PMI Insured Loan and the Radian PMI Rates for the sample mortgage loans have a weighted average of approximately 1.186%.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Certificate Insurer.

      Each mortgage loan is required to be covered by a standard hazard insurance policy.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims
Thereunder--Hazard Insurance Policies" in the prospectus.

Mortgage Loan Characteristics

      The mortgage pool is comprised of 9,070 mortgage loans, 70.96% of which are in Loan Group 1 and 29.04% of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Mezzanine Certificates" in the prospectus supplement.

Loan Group 1

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,632,079,834, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $274,137. No Group 1 Loan had a principal balance at origination of greater than approximately $1,260,000 or less than approximately $22,050. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $273,839. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,260,000 or less than approximately $21,984.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.750% per annum to approximately 10.000% per annum and the weighted average mortgage rate was approximately 5.586% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior


                                      99-3
to September 1, 2003, or after November 1, 2004, or will have a remaining term to maturity of less than 348 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is October 1, 2034.

      Approximately0.03%, 3.31%, 0.60%, 48.41%, 0.12% and 5.34% of the Group 1
Loans have initial interest only periods of six months, two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 79.71%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 12.90%.

      None of the Group 1 Loans are buydown mortgage loans.

      None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Substantially all of the Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 72.27% of the Group 1 Loans provide for prepayment charges.

      Approximately 18.20% and 11.69% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.206% per annum.

      With respect to substantially all of the Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-4

                            Mortgage Loan Programs(1)

                                                                                   Weighted
                                                                        Weighted    Average   Weighted   Weighted
                                                                        Average      Remg.     Average   Average
                                          No. of    % of     Average     Gross       Term      Credit    Original
Loan Programs           Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
---------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
30Y LIB 1M ..........   $     2,177,743        4     0.13%  $ 544,436     4.428%    360.00       751       75.50%
30Y LIB 1M-IO .......        15,520,250       31     0.95     500,653     4.369     359.70       710       71.89
30Y LIB 3M-IO .......         2,981,950        7     0.18     425,993     4.607     359.66       673       79.44
30Y LIB 6M ..........        29,968,934      112     1.84     267,580     5.992     359.48       681       79.89
30Y LIB 6M-IO .......       182,339,835      516    11.17     353,372     5.184     359.59       702       76.92
1/29 LIB 6M .........           951,393        3     0.06     317,131     4.685     359.61       736       81.72
30Y LIB 12M .........         1,596,215        6     0.10     266,036     5.555     359.93       684       79.44
30Y LIB 12M-IO ......         6,575,050       19     0.40     346,055     5.554     359.96       722       77.88
2/28 LIB 6M .........       383,255,118    1,689    23.48     226,912     5.565     357.98       682       84.85
2/28 LIB 6M-IO ......       484,485,748    1,413    29.69     342,877     5.845     359.43       690       80.06
3/27 LIB 6M .........       243,669,458    1,237    14.93     196,984     5.377     358.24       682       80.69
3/27 LIB 6M-IO ......       157,593,903      559     9.66     281,921     5.549     359.41       698       75.34
3/1 LIB 12M .........           744,687        3     0.05     248,229     5.689     359.23       695       69.02
3/1 LIB 12M-IO ......         4,672,325        7     0.29     667,475     5.321     357.84       712       72.63
5/25 LIB 6M .........        19,981,260       81     1.22     246,682     6.070     359.57       691       71.73
5/25 LIB 6M-IO ......        70,949,268      228     4.35     311,181     5.777     359.47       715       71.11
5/1 LIB 12M .........         1,142,627        2     0.07     571,314     5.881     359.39       737       73.87
5/1 LIB 12M-IO ......         7,892,300       11     0.48     717,482     6.215     358.51       730       73.62
7/23 LIB 6M .........           495,212        2     0.03     247,606     5.649     360.00       755       72.44
7/23 LIB 6M-IO ......         5,521,400       10     0.34     552,140     5.765     357.06       713       67.28
7/1 LIB 12M .........           739,351        2     0.05     369,676     5.433     358.00       716       70.27
7/1 LIB 12M-IO ......         1,774,550        5     0.11     354,910     5.319     358.00       685       67.86
10/20 LIB 6M ........         2,889,835        5     0.18     577,967     5.323     358.04       780       71.29
10/20 LIB 6M-IO .....         1,340,000        2     0.08     670,000     5.545     358.00       707       66.57
10/1 LIB 12M ........         1,058,822        2     0.06     529,411     5.508     358.00       726       60.40
10/1 LIB 12M-IO .....         1,762,600        4     0.11     440,650     5.529     358.00       684       74.72
                        ---------------    -----   ------   ---------     -----     ------       ---       -----
   Total ............   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                        ===============    =====   ======

----------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 3MO" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1 LIBOR 12MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR . A mortgage loan with a loan program including the term "7/1 LIBOR 12MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. Any mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program including the term "10/1 LIBOR 12MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR.


                                      99-5

                      Principal Balances as of Origination

                                                                                               Weighted
                                                                                    Weighted   Average    Weighted   Weighted
                                                                                     Average    Remg.      Average    Average
Range of Mortgage                                   No. of    % of      Average       Gross      Term      Credit    Original
Loan Principal Balances           Current Balance    Loans    Total     Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   ------   ------   -----------   --------   --------   --------   --------
        0.01 -    50,000.00 ...   $     1,820,328       46     0.11%  $    39,572     5.875%    357.31       709       84.79%
   50,000.01 -   100,000.00 ...        61,864,198      741     3.79        83,487     5.846     358.55       683       80.27
  100,000.01 -   150,000.00 ...       135,808,211    1,118     8.32       121,474     5.749     358.70       686       81.48
  150,000.01 -   200,000.00 ...       116,671,294      669     7.15       174,397     5.729     358.80       686       81.51
  200,000.01 -   250,000.00 ...       124,010,110      554     7.60       223,845     5.624     358.77       689       81.03
  250,000.01 -   300,000.00 ...       119,955,081      439     7.35       273,246     5.644     358.94       694       80.52
  300,000.01 -   350,000.00 ...       166,592,864      507    10.21       328,586     5.575     359.01       693       80.51
  350,000.01 -   400,000.00 ...       236,830,805      632    14.51       374,732     5.548     358.98       693       80.73
  400,000.01 -   450,000.00 ...       154,534,868      364     9.47       424,546     5.539     358.96       698       80.76
  450,000.01 -   500,000.00 ...       147,263,568      309     9.02       476,581     5.640     358.99       691       79.84
  500,000.01 -   550,000.00 ...        91,389,951      174     5.60       525,230     5.553     359.01       685       80.03
  550,000.01 -   600,000.00 ...        75,095,131      130     4.60       577,655     5.526     359.01       686       79.37
  600,000.01 -   650,000.00 ...        84,270,076      133     5.16       633,610     5.374     358.86       686       76.78
  650,000.01 -   700,000.00 ...        19,043,153       28     1.17       680,113     5.387     359.54       693       73.26
  700,000.01 -   750,000.00 ...        42,008,343       57     2.57       736,988     5.327     359.17       686       73.05
  750,000.01 -   800,000.00 ...        14,053,617       18     0.86       780,757     5.302     359.29       686       71.52
  800,000.01 -   850,000.00 ...         2,490,972        3     0.15       830,324     4.792     357.68       679       73.36
  850,000.01 -   900,000.00 ...         4,336,165        5     0.27       867,233     5.277     358.20       702       72.47
  900,000.01 -   950,000.00 ...         1,858,629        2     0.11       929,315     4.133     358.49       733       71.57
  950,000.01 - 1,000,000.00 ...        20,755,369       21     1.27       988,351     5.668     358.71       717       64.95
1,000,000.01 - 1,050,000.00 ...         2,000,000        2     0.12     1,000,000     4.620     360.00       659       61.37
1,100,000.01 - 1,150,000.00 ...         4,521,250        4     0.28     1,130,313     4.777     358.99       705       62.91
1,150,000.01 - 1,200,000.00 ...         1,200,000        1     0.07     1,200,000     6.500     360.00       711       57.15
1,200,000.01 - 1,250,000.00 ...         2,445,850        2     0.15     1,222,925     4.184     359.49       752       70.06
1,250,000.01 - 1,300,000.00 ...         1,260,000        1     0.08     1,260,000     5.625     359.00       715       70.00
                                  ---------------    -----   ------   -----------     -----     ------       ---       -----
   Total ......................   $ 1,632,079,834    5,960   100.00%  $   273,839     5.586%    358.91       691       79.71%
                                  ===============    =====   ======

      As of origination, the average principal balance of the Group 1 Loans will be approximately $274,137.


                                      99-6

                    Principal Balances as of the Cut-off Date

                                                                                               Weighted
                                                                                    Weighted   Average    Weighted   Weighted
                                                                                     Average    Remg.      Average    Average
Range of Mortgage                                   No. of    % of      Average       Gross      Term      Credit    Original
Loan Principal Balances           Current Balance    Loans    Total     Balance        WAC     (Months)    Score       LTV
-------------------------------   ---------------   ------   ------   -----------   --------   --------   --------   --------
        0.01 -    50,000.00 ...   $     1,820,328       46     0.11%  $    39,572     5.875%    357.31       709       84.79%
   50,000.01 -   100,000.00 ...        62,059,129      743     3.80        83,525     5.841     358.54       684       80.25
  100,000.01 -   150,000.00 ...       136,211,614    1,120     8.35       121,618     5.748     358.70       686       81.53
  150,000.01 -   200,000.00 ...       116,272,463      666     7.12       174,583     5.732     358.80       686       81.48
  200,000.01 -   250,000.00 ...       125,059,722      558     7.66       224,121     5.626     358.77       690       81.07
  250,000.01 -   300,000.00 ...       118,705,967      434     7.27       273,516     5.643     358.95       694       80.45
  300,000.01 -   350,000.00 ...       167,990,896      511    10.29       328,749     5.570     358.99       693       80.58
  350,000.01 -   400,000.00 ...       236,231,571      630    14.47       374,971     5.550     358.98       692       80.69
  400,000.01 -   450,000.00 ...       154,634,033      364     9.47       424,819     5.536     358.96       698       80.74
  450,000.01 -   500,000.00 ...       146,365,604      307     8.97       476,761     5.646     359.00       690       79.84
  500,000.01 -   550,000.00 ...        91,938,198      175     5.63       525,361     5.552     358.98       685       80.03
  550,000.01 -   600,000.00 ...        74,546,884      129     4.57       577,883     5.527     359.05       686       79.36
  600,000.01 -   650,000.00 ...        84,270,076      133     5.16       633,610     5.374     358.86       686       76.78
  650,000.01 -   700,000.00 ...        19,043,153       28     1.17       680,113     5.387     359.54       693       73.26
  700,000.01 -   750,000.00 ...        42,758,031       58     2.62       737,207     5.343     359.16       686       73.17
  750,000.01 -   800,000.00 ...        13,303,929       17     0.82       782,584     5.248     359.30       686       71.04
  800,000.01 -   850,000.00 ...         2,490,972        3     0.15       830,324     4.792     357.68       679       73.36
  850,000.01 -   900,000.00 ...         4,336,165        5     0.27       867,233     5.277     358.20       702       72.47
  900,000.01 -   950,000.00 ...         1,858,629        2     0.11       929,315     4.133     358.49       733       71.57
  950,000.01 - 1,000,000.00 ...        22,755,369       23     1.39       989,364     5.576     358.82       712       64.64
1,100,000.01 - 1,150,000.00 ...         4,521,250        4     0.28     1,130,313     4.777     358.99       705       62.91
1,150,000.01 - 1,200,000.00 ...         1,200,000        1     0.07     1,200,000     6.500     360.00       711       57.15
1,200,000.01 - 1,250,000.00 ...         2,445,850        2     0.15     1,222,925     4.184     359.49       752       70.06
1,250,000.01 - 1,300,000.00 ...         1,260,000        1     0.08     1,260,000     5.625     359.00       715       70.00
                                  ---------------    -----   ------   -----------     -----     ------       ---       -----
   Total ......................   $ 1,632,079,834    5,960   100.00%  $   273,839     5.586%    358.91       691       79.71%
                                  ===============    =====   ======

      As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $273,839.


                                      99-7

                                 Mortgage Rates

                                                                                  Weighted
                                                                       Weighted    Average   Weighted   Weighted
                                                                        Average     Remg.     Average    Average
Range of                                 No. of    % of     Average     Gross       Term      Credit    Original
Mortgage Rates (%)     Current Balance    Loans    Total    Balance      WAC      (Months)    Score       LTV
--------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
 2.500 -  2.999 ....   $     2,215,228        5     0.14%  $ 443,046     2.854%    359.18       739       71.53%
 3.000 -  3.499 ....         8,427,251       19     0.52     443,540     3.260     358.78       726       67.70
 3.500 -  3.999 ....        44,082,467      140     2.70     314,875     3.780     358.31       719       72.75
 4.000 -  4.499 ....       110,406,206      351     6.76     314,548     4.233     358.52       706       74.42
 4.500 -  4.999 ....       287,978,716      948    17.64     303,775     4.725     358.53       699       77.23
 5.000 -  5.499 ....       284,953,665    1,053    17.46     270,611     5.215     358.80       699       78.31
 5.500 -  5.999 ....       415,140,854    1,630    25.44     254,688     5.717     359.08       686       80.08
 6.000 -  6.499 ....       208,065,184      754    12.75     275,949     6.214     359.12       682       81.57
 6.500 -  6.999 ....       150,362,351      525     9.21     286,404     6.702     359.28       678       84.24
 7.000 -  7.499 ....        51,796,758      212     3.17     244,324     7.201     359.19       677       86.05
 7.500 -  7.999 ....        39,568,244      188     2.42     210,469     7.696     359.40       669       87.74
 8.000 -  8.499 ....        13,220,063       64     0.81     206,563     8.187     359.16       663       87.35
 8.500 -  8.999 ....         9,096,822       46     0.56     197,757     8.694     359.26       660       89.00
 9.000 -  9.499 ....         4,058,894       15     0.25     270,593     9.186     359.51       665       90.49
 9.500 -  9.999 ....         2,061,155        8     0.13     257,644     9.626     359.50       667       91.14
10.000 - 10.499 ....           645,975        2     0.04     322,988    10.000     360.00       623       95.00
                       ---------------    -----   ------   ---------    ------     ------       ---       -----
   Total............   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                       ===============    =====   ======

----------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans will be approximately 5.586% per annum.


                                      99-8

                              Next Adjustment Date

                                                                                   Weighted
                                                                        Weighted   Average    Weighted   Weighted
                                                                         Average     Remg.    Average     Average
                            Current       No. of    % of     Average     Gross       Term      Credit    Original
Next Adjustment Date        Balance       Loans     Total    Balance      WAC      (Months)    Score        LTV
---------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
September 1, 2004 ...   $     2,935,050        7     0.18%  $ 419,293     4.496%    358.43       717       78.27%
October 1, 2004 .....        10,274,143       17     0.63     604,361     4.317     359.64       711       72.63
November 1, 2004 ....         3,705,761       13     0.23     285,059     4.839     359.51       699       77.26
December 1, 2004 ....        11,520,377       34     0.71     338,835     4.903     358.85       690       77.52
January 1, 2005 .....        71,952,870      213     4.41     337,807     5.247     359.00       702       79.45
February 1, 2005 ....        98,586,844      282     6.04     349,599     5.267     360.00       702       75.73
March 1, 2005 .......        33,913,537      103     2.08     329,258     5.501     360.00       690       76.34
July 1, 2005 ........           739,136        4     0.05     184,784     5.890     359.00       670       75.11
August 1, 2005 ......         4,343,673       12     0.27     361,973     5.390     360.00       713       79.87
September 1, 2005 ...         4,039,850       12     0.25     336,654     5.465     360.00       729       77.77
December 1, 2005 ....           276,843        1     0.02     276,843     6.250     352.00       702       90.00
January 1, 2006 .....           386,437        1     0.02     386,437     6.375     353.00       668       94.88
February 1, 2006 ....           748,013        5     0.05     149,603     5.817     354.00       666       88.23
March 1, 2006 .......           924,840        4     0.06     231,210     5.759     355.00       633       74.92
April 1, 2006 .......        44,224,480      167     2.71     264,817     4.841     356.00       678       85.91
May 1, 2006 .........       121,734,116      510     7.46     238,694     5.046     357.01       684       86.68
June 1, 2006 ........       130,551,867      527     8.00     247,727     5.726     358.01       677       86.84
July 1, 2006 ........       238,235,411      816    14.60     291,955     6.121     359.01       683       81.77
August 1, 2006 ......       256,978,690      843    15.75     304,838     5.859     360.00       694       78.89
September 1, 2006 ...        73,034,378      227     4.47     321,737     5.569     360.00       692       76.90
October 1, 2006 .....           966,140        3     0.06     322,047     6.330     357.72       686       87.20
February 1, 2007 ....         1,170,553        4     0.07     292,638     5.452     354.00       667       85.32
March 1, 2007 .......           574,732        2     0.04     287,366     5.348     355.00       641       71.98
April 1, 2007 .......        18,061,375       76     1.11     237,650     4.742     356.02       685       78.84
May 1, 2007 .........        68,044,880      297     4.17     229,107     4.899     357.08       688       82.34
June 1, 2007 ........        87,809,077      450     5.38     195,131     5.413     358.24       681       81.19
July 1, 2007 ........       104,592,755      551     6.41     189,824     5.659     359.09       679       78.25
August 1, 2007 ......        96,656,640      334     5.92     289,391     5.706     360.00       703       75.01
September 1, 2007 ...        29,550,142       91     1.81     324,727     5.581     360.00       702       73.49
April 1, 2009 .......           136,277        1     0.01     136,277     5.500     356.00       743       80.00
May 1, 2009 .........         2,354,500        5     0.14     470,900     5.503     357.00       733       72.01
June 1, 2009 ........         7,419,880       20     0.45     370,994     6.110     358.00       724       76.94
July 1, 2009 ........        35,800,142      113     2.19     316,815     5.866     359.00       720       71.27
August 1, 2009 ......        40,310,376      133     2.47     303,086     5.882     360.00       703       70.94
September 1, 2009 ...        13,944,280       50     0.85     278,886     5.793     360.00       706       70.42
August 1, 2010 ......           920,000        2     0.06     460,000     4.864     348.00       721       68.42
March 1, 2011 .......           857,000        1     0.05     857,000     5.250     355.00       691       72.94
June 1, 2011 ........         2,513,901        7     0.15     359,129     5.353     358.00       694       68.57
July 1, 2011 ........           896,000        2     0.05     448,000     6.426     359.00       722       72.81
August 1, 2011 ......         1,695,212        3     0.10     565,071     6.251     360.00       724       61.62
September 1, 2011 ...         1,648,400        4     0.10     412,100     5.642     360.00       716       68.08
June 1, 2014 ........         6,939,371       12     0.43     578,281     5.437     358.00       734       69.81
July 1, 2014 ........           111,886        1     0.01     111,886     5.875     359.00       745       57.43
                        ---------------    -----   ------   ---------     -----     ------       ---       -----
   Total ...........    $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                        ===============    =====   ======

----------
      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 26 months.


                                      99-9

                                  Gross Margin

                                                                                        Weighted
                                                                             Weighted   Average    Weighted   Weighted
                                                                             Average      Remg.    Average     Average
                                 Current       No. of    % of     Average     Gross       Term      Credit    Original
Range of Gross Margins (%)       Balance       Loans     Total    Balance      WAC      (Months)    Score       LTV
--------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1.500-1.749 ..............   $     4,802,153       10     0.29%  $ 480,215     3.792%    359.73       771       69.93%
1.750-1.999 ..............         8,919,787       39     0.55     228,712     3.785     357.48       734       72.15
2.000-2.249 ..............        17,653,420       72     1.08     245,186     4.239     357.71       702       73.28
2.250-2.499 ..............       113,198,125      273     6.94     414,645     5.126     358.46       712       72.68
2.500-2.749 ..............        52,259,342      175     3.20     298,625     4.696     357.49       696       78.11
2.750-2.999 ..............        96,132,189      342     5.89     281,088     4.941     357.75       694       81.23
3.000-3.249 ..............       158,711,003      596     9.72     266,294     5.073     358.25       700       83.71
3.250-3.499 ..............       257,097,283      907    15.75     283,459     5.353     359.10       727       78.46
3.500-3.749 ..............       171,985,481      583    10.54     295,001     5.419     359.25       690       78.67
3.750-3.999 ..............       271,725,727      985    16.65     275,864     5.761     359.57       676       76.82
4.000-4.249 ..............        17,098,514       82     1.05     208,518     6.350     358.57       685       83.74
4.250-4.499 ..............        30,789,078      110     1.89     279,901     6.040     359.02       670       79.22
4.500-4.749 ..............        17,006,677       73     1.04     232,968     5.853     358.84       685       80.75
4.750-4.999 ..............        21,918,587      114     1.34     192,268     5.930     359.06       675       82.18
5.000-5.249 ..............        63,720,872      287     3.90     222,024     6.325     359.10       680       81.88
5.250-5.499 ..............        41,373,085      237     2.53     174,570     5.865     359.02       663       81.04
5.500-5.749 ..............        56,373,921      332     3.45     169,801     6.105     359.15       655       81.37
5.750-5.999 ..............       112,736,235      403     6.91     279,743     6.271     359.27       682       81.34
6.000-6.249 ..............        62,398,964      160     3.82     389,994     6.516     359.15       655       86.16
6.250-6.499 ..............        36,465,600      105     2.23     347,291     6.670     358.90       646       92.10
6.500-6.749 ..............        10,417,064       30     0.64     347,235     6.787     358.88       643       90.30
6.750-6.999 ..............         3,995,151       20     0.24     199,758     6.583     359.67       662       81.57
7.000-7.249 ..............           624,438        2     0.04     312,219     7.250     358.25       639       90.66
7.250-7.499 ..............         1,093,991        6     0.07     182,332     8.080     359.42       645       85.23
7.500-7.749 ..............         1,571,618        8     0.10     196,452     7.977     359.03       658       86.07
7.750-7.999 ..............         1,238,490        4     0.08     309,623     8.406     359.72       700       93.21
8.500-8.749 ..............           347,590        2     0.02     173,795     8.875     360.00       647       95.00
8.750-8.999 ..............           147,250        1     0.01     147,250     9.125     360.00       667       95.00
9.500-9.749 ..............           126,672        1     0.01     126,672     9.875     359.00       627       94.58
9.750-9.999 ..............           151,525        1     0.01     151,525    10.000     360.00       634       95.00
                             ---------------    -----   ------   ---------    ------     ------       ---       -----
   Total .................   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                             ===============    =====   ======

----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.882% per annum.


                                      99-10

                              Maximum Mortgage Rate

                                                                                  Weighted
                                                                       Weighted   Average    Weighted   Weighted
                                                                       Average      Remg.    Average     Average
Range of Maximum           Current       No. of    % of     Average     Gross       Term      Credit    Original
Mortgage Rates (%)         Balance       Loans     Total    Balance      WAC      (Months)    Score       LTV
------------------     ---------------   ------   ------   ---------   --------   --------   --------   --------
  8.000 -  8.499 ...   $       399,102        1     0.02%  $ 399,102     5.375%    359.00       714       76.93%
  8.500 -  8.999 ...         1,728,149        4     0.11     432,037     3.010     359.00       734       64.17
  9.000 -  9.499 ...         6,000,251       15     0.37     400,017     3.350     358.68       732       67.47
  9.500 -  9.999 ...        60,393,230      174     3.70     347,088     4.002     358.68       715       73.39
 10.000 - 10.499 ...       115,254,052      359     7.06     321,042     4.306     358.47       708       74.60
 10.500 - 10.999 ...       287,598,777      953    17.62     301,783     4.754     358.50       699       77.11
 11.000 - 11.499 ...       270,661,220    1,017    16.58     266,137     5.226     358.81       699       78.40
 11.500 - 11.999 ...       384,737,938    1,543    23.57     249,344     5.718     359.08       684       80.28
 12.000 - 12.499 ...       191,193,477      694    11.71     275,495     6.163     359.09       682       81.47
 12.500 - 12.999 ...       158,843,610      543     9.73     292,530     6.548     359.25       680       83.64
 13.000 - 13.499 ...        67,569,934      259     4.14     260,888     6.919     359.28       679       85.15
 13.500 - 13.999 ...        48,662,247      219     2.98     222,202     7.411     359.39       676       86.93
 14.000 - 14.499 ...        16,339,237       76     1.00     214,990     7.948     359.33       677       88.17
 14.500 - 14.999 ...        12,383,388       63     0.76     196,562     8.414     359.33       658       87.60
 15.000 - 15.499 ...         5,670,457       23     0.35     246,542     8.710     359.40       638       84.04
 15.500 - 15.999 ...         2,844,437       13     0.17     218,803     9.410     359.58       663       89.57
 16.000 - 16.499 ...           645,975        2     0.04     322,988    10.000     360.00       623       95.00
 19.000 - 19.499 ...           254,352        1     0.02     254,352     6.500     359.00       786       80.00
20.000 or more .....           900,000        1     0.06     900,000     5.750     358.00       688       60.00
                       ---------------    -----   ------   ---------    ------     ------       ---       -----
   Total ...........   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                       ===============    =====   ======

-----------------
      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.621% per annum.

                            Initial Fixed-Rate Period

                                                                                   Weighted
                                                                       Weighted    Average    Weighted   Weighted
                                                                        Average      Remg.    Average     Average
                                         No. of   % of      Average      Gross       Term      Credit    Original
Initial Fixed Period   Current Balance   Loans    Total     Balance       WAC      (Months)    Score       LTV
--------------------   ---------------   ------   ------   ---------   ---------   --------   --------   --------
One Month ..........   $     9,716,693       16     0.60%  $ 607,293     4.466%     359.68       717       72.47%
Three Months .......        10,963,250       26     0.67     421,663     4.360      359.76       703       74.15
Six Months .........       212,308,769      628    13.01     338,071     5.298      359.58       699       77.34
One Year ...........         9,122,659       28     0.56     325,809     5.463      359.92       717       78.55
Two Years ..........       867,740,866    3,102    53.17     279,736     5.721      358.79       686       82.17
Three Years ........       406,680,373    1,806    24.92     225,183     5.444      358.69       688       78.50
Five Years .........        99,965,455      322     6.13     310,452     5.871      359.42       712       71.47
Seven Years ........         8,530,513       19     0.52     448,974     5.637      357.51       710       67.96
Ten Years ..........         7,051,257       13     0.43     542,404     5.444      358.02       734       69.61
                       ---------------    -----   ------   ---------     -----      ------       ---       -----
   Total ...........   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%     358.91       691       79.71%
                       ===============    =====   ======


                                      99-11

                                Initial Rate Cap

                                                                                Weighted
                                                                     Weighted   Average    Weighted   Weighted
                                                                     Average      Remg.    Average     Average
                                       No. of    % of     Average     Gross       Term      Credit    Original
Initial Cap (%)      Current Balance   Loans     Total    Balance      WAC      (Months)    Score        LTV
------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1.000 ............   $   236,821,427      682    14.51%  $ 347,245     5.209%    359.61       701       77.03%
1.500 ............         3,052,779       11     0.19     277,525     7.080     358.18       622       80.07
2.000 ............        18,727,462       50     1.15     374,549     5.718     358.84       694       78.42
3.000 ............       948,828,211    3,561    58.14     266,450     5.885     359.41       688       78.91
5.000 ............        23,744,773       53     1.45     448,015     5.734     358.42       724       71.22
6.000 ............       400,905,183    1,603    24.56     250,097     5.076     357.38       690       83.75
                     ---------------    -----   ------   ---------     -----     ------       ---       -----
                     $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691       79.71%
                     ===============    =====   ======

                                Periodic Rate Cap

                                                                                  Weighted
                                                                       Weighted    Average   Weighted   Weighted
                                                                       Average      Remg.     Average    Average
                                       No. of    % of      Average      Gross       Term      Credit    Original
Subsequent Cap (%)   Current Balance   Loans     Total     Balance       WAC      (Months)    Score       LTV
------------------   ---------------   ------   ------   -----------   --------   --------   --------   --------
1.000 ............   $ 1,603,163,454    5,885    98.23%  $   272,415     5.578%    358.91       691       79.88%
1.500 ............         4,305,591       24     0.26       179,400     7.689     359.28       580       69.99
2.000 ............        23,381,648       49     1.43       477,176     5.857     359.29       697       71.31
3.000 ............            79,141        1     0.00        79,141     7.500     360.00       697       90.00
6.000 ............         1,150,000        1     0.07     1,150,000     3.125     358.00       722       59.74
                     ---------------    -----   ------   -----------     -----     ------       ---       -----
   Total .........   $ 1,632,079,834    5,960   100.00%  $   273,839     5.586%    358.91       691       79.71%
                     ===============    =====   ======


                                      99-12

                          Original Loan-to-Value Ratios

                                                                                    Weighted
                                                                         Weighted   Average    Weighted   Weighted
                                                                         Average      Remg.    Average     Average
Range of Loan-to-Value       Current       No. of    % of     Average     Gross       Term      Credit    Original
Ratios (%)                   Balance       Loans     Total    Balance      WAC      (Months)    Score       LTV
----------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
 0.01 -  20.00 .......   $     1,236,170        4     0.08%  $ 309,042     5.261%    358.80       765      18.08%
20.01 -  25.00 .......           294,265        4     0.02      73,566     5.087     359.35       745      23.10
25.01 -  30.00 .......           708,271        7     0.04     101,182     5.107     358.34       677      28.27
30.01 -  35.00 .......         1,538,577        9     0.09     170,953     5.250     359.45       689      32.73
35.01 -  40.00 .......         3,899,763       19     0.24     205,251     5.122     359.32       667      37.67
40.01 -  45.00 .......         7,278,842       22     0.45     330,856     5.092     359.10       704      42.59
45.01 -  50.00 .......        11,127,794       36     0.68     309,105     5.270     358.78       684      47.48
50.01 -  55.00 .......         8,994,967       37     0.55     243,107     4.914     359.04       706      53.24
55.01 -  60.00 .......        28,781,431       83     1.76     346,764     4.899     358.99       704      58.44
60.01 -  65.00 .......        54,000,008      149     3.31     362,416     5.035     359.24       689      63.32
65.01 -  70.00 .......       229,489,479      704    14.06     325,979     4.890     359.53       707      69.46
70.01 -  75.00 .......        69,163,594      227     4.24     304,685     5.480     358.79       689      74.03
75.01 -  80.00 .......       723,678,963    2,654    44.34     272,675     5.627     359.22       693      79.76
80.01 -  85.00 .......        55,238,906      194     3.38     284,737     5.854     358.28       672      84.06
85.01 -  90.00 .......       269,061,500    1,126    16.49     238,953     6.007     358.22       680      89.65
90.01 -  95.00 .......       164,103,817      665    10.05     246,773     6.006     358.01       677      94.71
95.01 - 100.00 .......         3,483,489       20     0.21     174,174     7.508     358.68       718      99.59
                         ---------------    -----   ------   ---------     -----     ------       ---      -----
   Total .............   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691      79.71%
                         ===============    =====   ======

----------

      The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 12.90% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 79.71%.

                                 Occupancy Types

                                                                                Weighted
                                                                     Weighted    Average   Weighted   Weighted
                                                                     Average      Remg.     Average    Average
                                       No. of    % of     Average     Gross       Term      Credit    Original
Occupancy            Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Owner Occupied ...   $ 1,362,482,307    4,730    83.48%  $ 288,051     5.549%    358.92       687      80.04%
Investment .......       222,260,367    1,060    13.62     209,680     5.815     358.87       709      78.04
Second Home ......        47,337,159      170     2.90     278,454     5.578     358.83       702      78.29
                     ---------------    -----   ------   ---------     -----     ------       ---      -----
   Total .........   $ 1,632,079,834    5,960   100.00%  $ 273,839     5.586%    358.91       691      79.71%
                     ===============    =====   ======

----------

      Occupancy type is based on the representation of the borrower at the time of origination.


                                      99-13

                  Mortgage Loan Program and Documentation Type

                                                                                                  Weighted
                                                                                       Weighted    Average   Weighted   Weighted
                                                                                       Average      Remg.     Average    Average
                                                         No. of    % of     Average     Gross       Term      Credit    Original
Document Type                          Current Balance   Loans    Total     Balance      WAC      (Months)    Score       LTV
------------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Progressive Series Program
   (Limited (Stated)
   Documentation) ..................   $   719,803,045    2,214    44.10%  $ 325,114    5.623%     359.40       697      77.95%

Progressive Series Program
   (Full Documentation) ............       353,909,357    1,523    21.68     232,376    5.520      359.18       684      78.71

Progressive Express(TM)
   Program (Non Verified Assets) ...       300,043,997    1,196    18.38     250,873    5.495      357.91       684      83.45

Progressive Express(TM) No Doc
   Program (No Documentation) ......       137,905,912      603     8.45     228,700    5.489      357.83       693      83.08

Progressive Express(TM)
   Program (Verified Assets) .......        98,801,505      347     6.05     284,731    5.924      358.89       690      80.35

Progressive Express(TM) No Doc
   Program (Verified Assets) .......         6,475,546       25     0.40     259,022    5.944      359.58       686      75.80

Progressive Series Program
   (Full Income/Stated Assets
   Documentation) ..................         6,262,887       21     0.38     298,233    5.146      358.74       694      78.84

Progressive Series Program
   (Alternative Documentation) .....         6,121,697       22     0.38     278,259    6.275      359.32       665      84.67

Progressive Series Program
   (No Income/No Asset
   Documentation) ..................         1,867,269        5     0.11     373,454    5.708      359.95       745      64.90

Progressive Express Program
   (Express Priority Refinance) ....           348,300        1     0.02     348,300    6.250      359.00       627      90.00

Progressive Series Program
   (No Ratio) ......................           270,318        2     0.02     135,159    6.750      356.00       678      89.99

Progressive Series  Program
   (Lite/Reduced Documentation
   (SE)) ...........................           270,000        1     0.02     270,000    4.375      359.00       691      61.37
                                       ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total ...........................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                       ===============    =====   ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.


                                      99-14

                                 Risk Categories

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Credit Grade Category              Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
A+(1) ..........................   $   800,715,558    2,835    49.06%  $ 282,439    5.331%     358.96       726      78.41%
A(1) ...........................       629,611,336    2,276    38.58     276,631    5.648      358.71       653      81.11
A-(1) ..........................        53,126,124      241     3.26     220,440    6.180      359.07       612      79.68
B(1) ...........................           349,585        2     0.02     174,793    8.686      359.00       582      75.49
C(1) ...........................           315,542        3     0.02     105,181    8.763      359.11       608      63.09
CX(1) ..........................           201,492        1     0.01     201,492    8.250      359.00       508      75.00
Progressive Express(TM) I(2) ...        79,399,236      309     4.86     256,955    6.156      359.51       728      80.78
Progressive Express(TM) II(2) ..        56,239,639      242     3.45     232,395    6.812      359.32       651      81.88
Progressive Express(TM)III(2) ..         5,990,478       22     0.37     272,294    6.949      359.59       634      80.30
Progressive Express(TM) IV(2) ..         3,824,912       16     0.23     239,057    6.645      359.63       595      77.08
Progressive Express(TM) V(2)  ..         1,582,438        8     0.10     197,805    7.879      359.59       570      68.32
Progressive Express(TM) VI(2) ..           723,493        5     0.04     144,699    7.979      359.41       541      66.70
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

----------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.


                                      99-15

                                 Property Types

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Property Type                      Current Balance   Loans     Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Single-Family Residence ........   $ 1,163,228,350    4,299    71.27%  $ 270,581    5.540%     358.81       688      80.30%
De minimis PUD .................       150,214,831      442     9.20     339,853    5.632      359.60       695      76.54
Condominium ....................       135,277,940      608     8.29     222,497    5.610      358.84       699      80.87
Planned Unit Development .......        70,066,110      243     4.29     288,338    5.915      359.19       693      78.58
Two Family .....................        60,289,869      202     3.69     298,465    5.837      358.93       695      78.73
Four Family ....................        23,973,723       64     1.47     374,589    5.659      359.25       724      74.87
Three Family ...................        15,480,168       48     0.95     322,503    5.687      358.59       702      77.33
Highrise/Condominium ...........         9,810,024       31     0.60     316,452    5.780      359.33       726      75.30
Townhouse ......................         3,593,220       22     0.22     163,328    5.719      359.25       681      73.11
Site Condominium ...............           145,600        1     0.01     145,600    5.000      360.00       642      80.00
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======


                                      99-16

                 Geographic Distribution of Mortgaged Properties

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                       Current       No. of    % of     Average     Gross       Term      Credit    Original
State                                  Balance        Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Alaska .........................   $       513,151        4     0.03%  $ 128,288    5.419%     357.08       689      84.65%
Alabama ........................         2,572,518       16     0.16     160,782    5.371      358.17       695      78.91
Arkansas .......................           508,329        5     0.03     101,666    6.520      357.77       660      92.52
Arizona ........................        39,607,698      226     2.43     175,255    5.505      358.30       677      81.84
California .....................       922,970,757    2,484    56.55     371,566    5.534      359.22       695      78.14
Colorado .......................        34,571,668      150     2.12     230,478    5.143      358.24       689      81.01
Connecticut ....................         9,731,220       34     0.60     286,212    5.672      358.16       677      81.76
District of Columbia ...........         2,213,261        7     0.14     316,180    5.264      357.95       678      79.97
Delaware .......................         3,399,711       18     0.21     188,873    5.908      357.98       662      85.86
Florida ........................       117,228,942      574     7.18     204,232    5.873      358.99       691      80.67
Georgia ........................        19,306,907      107     1.18     180,438    5.485      358.25       684      84.36
Hawaii .........................        14,189,926       26     0.87     545,766    5.831      359.23       704      72.18
Iowa ...........................         3,793,745       34     0.23     111,581    5.151      357.72       683      86.27
Idaho ..........................         1,417,047       14     0.09     101,218    5.828      358.42       656      79.46
Illinois .......................        36,896,623      166     2.26     222,269    5.976      358.48       677      82.07
Indiana ........................         5,175,783       47     0.32     110,123    5.747      358.72       678      83.49
Kansas .........................         2,794,056       20     0.17     139,703    5.512      357.37       689      85.66
Kentucky .......................         3,565,011       27     0.22     132,037    5.410      358.29       666      83.44
Louisiana ......................         2,873,135       17     0.18     169,008    5.827      357.64       673      83.32
Massachusetts ..................        33,334,232      106     2.04     314,474    5.400      358.25       696      83.65
Maryland .......................        33,785,841      123     2.07     274,682    5.797      358.54       680      81.79
Maine ..........................         3,318,950       16     0.20     207,434    5.259      357.43       687      79.60
Michigan .......................        13,258,210       81     0.81     163,682    5.795      358.18       684      79.83
Minnesota ......................        32,347,511      157     1.98     206,035    5.343      357.98       684      81.85
Missouri .......................         8,618,423       73     0.53     118,061    5.664      358.11       679      84.84
Mississippi ....................         1,879,266       13     0.12     144,559    5.156      358.19       656      81.46
Montana ........................         1,253,295       10     0.08     125,329    5.385      358.66       695      83.62
North Carolina .................        10,914,986       81     0.67     134,753    5.768      358.37       678      85.63
North Dakota ...................           994,294        9     0.06     110,477    6.467      359.09       673      80.56
Nebraska .......................         2,414,536       21     0.15     114,978    5.811      358.53       682      86.27
New Hampshire ..................         2,774,974       12     0.17     231,248    5.468      358.36       679      79.38
New Jersey .....................        27,397,278      102     1.68     268,601    5.977      358.34       683      84.30
New Mexico .....................         3,530,185       21     0.22     168,104    5.664      358.22       691      82.58
Nevada .........................        47,482,629      188     2.91     252,567    5.780      358.83       696      80.99
New York .......................        27,975,240       78     1.71     358,657    5.556      358.20       689      82.64
Ohio ...........................        11,765,467      110     0.72     106,959    5.723      358.43       666      83.01
Oklahoma .......................         1,313,649       12     0.08     109,471    5.769      358.36       671      86.88
Oregon .........................        14,743,696       90     0.90     163,819    5.478      359.01       685      80.18
Pennsylvania ...................         8,627,054       51     0.53     169,158    5.616      358.55       666      80.11
Rhode Island ...................         3,965,230       15     0.24     264,349    5.334      357.85       683      78.56
South Carolina .................         5,658,585       31     0.35     182,535    5.394      358.15       684      85.60
South Dakota ...................         1,012,264        6     0.06     168,711    4.819      357.44       709      85.58
Tennessee ......................         8,134,393       55     0.50     147,898    5.445      358.21       681      83.86
Texas ..........................        15,891,201      108     0.97     147,141    6.198      358.70       685      84.25
Utah ...........................        11,038,451       66     0.68     167,249    5.400      358.36       698      83.98
Virginia .......................        39,847,813      162     2.44     245,974    5.677      358.59       681      80.25
Washington .....................        27,870,790      132     1.71     211,142    5.370      358.99       681      80.32
Wisconsin ......................         5,523,358       45     0.34     122,741    5.559      358.38       673      84.79
West Virginia ..................         1,230,680        4     0.08     307,670    4.437      357.08       717      85.08
Wyoming ........................           847,864        6     0.05     141,311    5.224      358.23       656      88.00
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      No more than approximately 0.59% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                      99-17

                              Debt-to-Income Ratio

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Description (%)                    Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
   0.01 -  5.00 ................   $       348,825        2     0.02%  $ 174,412    5.637%     360.00       672      68.82%
   5.01 - 10.00 ................         1,486,199        6     0.09     247,700    5.873      358.54       663      83.51
  10.01 - 15.00 ................         6,045,029       28     0.37     215,894    5.579      359.27       721      72.64
  15.01 - 20.00 ................        17,977,723       67     1.10     268,324    5.489      359.33       701      74.78
  20.01 - 25.00 ................        40,790,425      147     2.50     277,486    5.562      359.34       698      75.13
  25.01 - 30.00 ................        62,092,751      225     3.80     275,968    5.621      359.31       692      76.66
  30.01 - 35.00 ................       149,755,344      477     9.18     313,953    5.642      359.31       694      77.80
  35.01 - 40.00 ................       223,495,328      745    13.69     299,994    5.811      359.37       689      78.92
  40.01 - 45.00 ................       264,083,408      902    16.18     292,775    5.726      359.40       692      78.78
  45.01 - 50.00 ................       224,589,043      874    13.76     256,967    5.616      359.36       689      79.14
  50.01 - 55.00 ................        21,789,942       72     1.34     302,638    5.582      359.64       682      73.10
Greater than 55.00 .............         2,253,476        9     0.14     250,386    6.224      359.64       677      75.55
Not Required ...................       617,372,340    2,406    37.83     256,597    5.419      358.17       690      82.14
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
                                   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 1 Loans will be approximately 39.16% per annum.

                               Prepayment Penalty

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Number of Months                   Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
0 ..............................   $   452,520,173    1,607    27.73%  $ 281,593    5.537%     358.48       696      80.12%
3 ..............................           436,000        1     0.03     436,000    7.875      360.00       739      80.00
6 ..............................        18,070,564       54     1.11     334,640    5.662      359.19       703      75.33
7 ..............................           750,000        1     0.05     750,000    3.375      360.00       777      65.21
12 .............................       237,243,811      727    14.54     326,333    5.389      359.32       696      77.53
24 .............................       567,243,592    2,004    34.76     283,056    5.679      358.94       685      81.75
36 .............................       252,350,130    1,191    15.46     211,881    5.528      358.98       685      78.27
48 .............................           476,000        1     0.03     476,000    4.625      359.00       737      70.00
60 .............................       102,989,564      374     6.31     275,373    5.889      359.53       701      76.15
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total                           $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======   =========    =====      ======       ===      =====


                                      99-18

                     Months Remaining to Scheduled Maturity

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                    Average     Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Range of Months                    Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
301-360.........................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total........................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 359 months.

                                  Credit Scores

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Range of Credit Scores             Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Not Required ...................   $     2,406,580       10     0.15%  $ 240,658    6.124%     359.52       N/A      78.03%
801-820 ........................         7,167,721       31     0.44     231,217    5.338      359.06       806      78.02
781-800 ........................        49,981,218      174     3.06     287,248    5.212      359.20       789      74.15
761-780 ........................       100,450,184      348     6.15     288,650    5.292      359.06       770      78.35
741-760 ........................       137,980,022      505     8.45     273,228    5.348      359.07       750      78.21
721-740 ........................       158,933,703      549     9.74     289,497    5.339      359.08       730      78.92
701-720 ........................       205,812,018      734    12.61     280,398    5.460      359.02       710      78.97
681-700 ........................       232,566,101      839    14.25     277,194    5.557      358.88       690      79.38
661-680 ........................       231,382,095      840    14.18     275,455    5.543      358.81       670      80.00
641-660 ........................       241,333,386      893    14.79     270,250    5.836      358.82       650      81.24
621-640 ........................       195,478,253      735    11.98     265,957    5.863      358.61       631      82.62
601-620 ........................        57,760,929      251     3.54     230,123    6.216      359.12       612      80.40
581-600 ........................         7,647,868       36     0.47     212,441    6.379      358.88       595      76.91
561-580 ........................         1,299,531        6     0.08     216,588    7.933      359.44       570      67.21
541-560 ........................           817,185        5     0.05     163,437    8.105      359.34       559      72.47
521-540 ........................           539,049        2     0.03     269,524    5.961      358.00       526      77.20
501-520 ........................           523,992        2     0.03     261,996    8.173      359.62       506      75.00
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available will be approximately 691.


                                      99-19

                             Range of Months to Roll

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Number of Months                   Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1-6 ............................   $   232,988,712      670    14.28%  $ 347,744    5.219%     359.59       700      76.98%
7-12 ...........................         9,122,659       28     0.56     325,809    5.463      359.92       717      78.55
13-18 ..........................         1,411,293        7     0.09     201,613    6.055      353.33       673      90.40
19-24 ..........................       866,329,573    3,095    53.08     279,913    5.720      358.80       686      82.16
25-31 ..........................         1,965,506        7     0.12     280,787    5.623      353.84       656      83.06
32-37 ..........................       404,714,867    1,799    24.80     224,967    5.443      358.72       689      78.48
56-61 ..........................        99,965,455      322     6.13     310,452    5.871      359.42       712      71.47
68-73 ..........................           920,000        2     0.06     460,000    4.864      348.00       721      68.42
74-79 ..........................           857,000        1     0.05     857,000    5.250      355.00       691      72.94
80-85 ..........................         6,753,513       16     0.41     422,095    5.791      359.12       711      67.27
Greater than 85 ................         7,051,257       13     0.43     542,404    5.444      358.02       734      69.61
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 26 months.

                                  Loan Purposes

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Loan Purpose                       Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Purchase .......................   $ 1,039,674,978    3,912    63.70%  $ 265,766    5.619%     359.01       700      80.99%
Refinance - Cash Out ...........       452,990,182    1,495    27.76     303,003    5.551      358.75       675      77.58
Refinance - Rate/Term ..........       139,414,674      553     8.54     252,106    5.454      358.73       672      77.14
                                   ---------------    -----   ------   ---------    -----      ------       ---      -----
   Total .......................   $ 1,632,079,834    5,960   100.00%  $ 273,839    5.586%     358.91       691      79.71%
                                   ===============    =====   ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $667,920,389, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 2 Loans at origination was approximately $215,038. No Group 2 Loan had a principal balance at origination of greater than approximately $648,000 or less than approximately $30,150. The average principal balance of the Group 2 Loans as of the Cut-off Date was


                                      99-20
approximately $214,765. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $647,442 or less than approximately $30,026.

      As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 3.000% per annum to approximately 9.990% per annum and the weighted average mortgage rate was approximately 5.592% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 359 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to March 1, 2004, or after October 1, 2004, or will have a remaining term to maturity of less than 354 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is September 1, 2034.

      Approximately 2.75%, 0.48%, 42.56%, 0.08% and 2.28 of the Group 2 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 80.44%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 20.22%.

      None of the Group 2 Loans are buydown mortgage loans.

      None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Substantially all of the Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 73.51% of the Group 2 Loans provide for prepayment charges.

      Approximately 21.66% and 9.66% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.127% per annum.

      With respect to substantially all of the Group 2 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-21

                            Mortgage Loan Programs(1)

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average      Gross      Term      Credit    Original
Loan Program                       Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
30Y LIB 1M .....................    $     146,451         1     0.02%  $ 146,451    5.875%     360.00       688      79.98%
30Y LIB 1M-IO ..................          531,500         2     0.08     265,750    4.500      359.56       716      75.57
30Y LIB 3M-IO ..................          461,600         2     0.07     230,800    5.428      360.00       689      84.21
30Y LIB 6M .....................        9,731,645        47     1.46     207,056    5.960      359.50       690      81.66
30Y LIB 6M-IO ..................       51,149,235       220     7.66     232,497    5.245      359.53       703      78.76
1/29 LIB 6M ....................        1,042,864         5     0.16     208,573    6.588      359.88       702      83.29
30Y LIB 12M ....................          641,182         3     0.10     213,727    6.727      359.04       702      85.35
30Y LIB 12M-IO .................        1,133,480         5     0.17     226,696    5.406      359.77       698      78.92
2/28 LIB 6M ....................      200,972,457       986    30.09     203,826    5.663      358.18       683      84.70
2/28 LIB 6M-IO .................      184,541,154       771    27.63     239,353    5.706      359.58       696      78.41
3/27 LIB 6M ....................      125,069,708       653    18.73     191,531    5.373      358.39       680      81.07
3/27 LIB 6M-IO .................       65,444,756       296     9.80     221,097    5.565      359.26       690      76.43
3/1 LIB 12M ....................          727,981         2     0.11     363,990    5.749      357.85       674      79.42
5/25 LIB 6M ....................        6,532,134        30     0.98     217,738    5.881      359.65       709      66.37
5/25 LIB 6M-IO .................       15,617,083        70     2.34     223,101    5.862      359.49       717      73.53
5/1 LIB 12M ....................          289,185         2     0.04     144,593    5.799      358.43       673      84.35
5/1 LIB 12M-IO .................        1,309,000         5     0.20     261,800    6.845      359.54       644      86.07
7/23 LIB 6M ....................          440,557         2     0.07     220,279    5.953      360.00       653      69.46
7/23 LIB 6M-IO .................          553,000         2     0.08     276,500    5.443      360.00       769      54.83
7/1 LIB 12M ....................          236,168         1     0.04     236,168    5.375      359.00       751      64.98
7/1 LIB 12M-IO .................          240,000         1     0.04     240,000    5.000      358.00       640      80.00
10/20 LIB 6M ...................          313,526         1     0.05     313,526    4.875      358.00       734      70.00
10/20 LIB 6M-IO ................          598,200         2     0.09     299,100    5.445      358.51       749      79.87
10/1 LIB 12M ...................          197,523         1     0.03     197,523    5.000      358.00       788      39.00
                                    -------------     -----   ------   ---------    -----      ------       ---      -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                                    =============     =====   ======

----------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 3MO" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1 LIBOR 12MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/1 LIBOR 12MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. Any mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program including the term "10/1 LIBOR 12MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR.


                                      99-22

                      Principal Balances as of Origination

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
Range of Mortgage                                    No. of    % of     Average      Gross      Term      Credit    Original
Loan Principal Balances            Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
      0.01 -  50,000.00 ........    $     191,236         5     0.03%  $  38,247    5.613%     357.70       675      89.37%
 50,000.01 - 100,000.00 ........        5,581,319        68     0.84      82,078    5.928      359.22       673      81.20
100,000.01 - 150,000.00 ........       77,420,213       583    11.59     132,796    5.740      358.74       686      81.79
150,000.01 - 200,000.00 ........      142,993,451       818    21.41     174,809    5.648      358.76       686      80.83
200,000.01 - 250,000.00 ........      156,958,097       699    23.50     224,547    5.575      358.83       686      81.10
250,000.01 - 300,000.00 ........      136,255,382       496    20.40     274,708    5.538      358.96       692      80.27
300,000.01 - 350,000.00 ........      115,129,089       362    17.24     318,036    5.498      359.06       695      79.81
350,000.01 - 400,000.00 ........       12,792,401        34     1.92     376,247    5.838      359.00       714      79.70
400,000.01 - 450,000.00 ........       11,766,599        28     1.76     420,236    5.582      359.18       701      72.74
450,000.01 - 500,000.00 ........        4,295,759         9     0.64     477,307    4.885      358.77       674      73.11
500,000.01 - 550,000.00 ........        2,106,500         4     0.32     526,625    5.515      359.50       693      75.21
550,000.01 - 600,000.00 ........        1,153,600         2     0.17     576,800    4.930      360.00       727      70.00
600,000.01 - 650,000.00 ........        1,276,742         2     0.19     638,371    6.072      360.00       671      64.93
                                    -------------     -----   ------   ---------    -----      ------       ---      -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                                    =============     =====   ======

      As of origination, the average principal balance of the Group 2 Loans will be approximately $215,038.

                    Principal Balances as of the Cut-off Date

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
Range of Mortgage                                    No. of    % of     Average     Gross       Term      Credit    Original
Loan Principal Balances            Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
      0.01 -  50,000.00 ........    $     191,236         5     0.03%  $  38,247    5.613%     357.70       675      89.37%
 50,000.01 - 100,000.00 ........        5,581,319        68     0.84      82,078    5.928      359.22       673      81.20
100,000.01 - 150,000.00 ........       77,719,806       585    11.64     132,854    5.740      358.74       686      81.82
150,000.01 - 200,000.00 ........      142,893,698       817    21.39     174,900    5.646      358.76       686      80.82
200,000.01 - 250,000.00 ........      156,758,257       698    23.47     224,582    5.576      358.84       686      81.09
250,000.01 - 300,000.00 ........      136,553,796       497    20.44     274,756    5.534      358.95       692      80.25
300,000.01 - 350,000.00 ........      114,830,676       361    17.19     318,091    5.502      359.07       695      79.84
350,000.01 - 400,000.00 ........       12,792,401        34     1.92     376,247    5.838      359.00       714      79.70
400,000.01 - 450,000.00 ........       11,766,599        28     1.76     420,236    5.582      359.18       701      72.74
450,000.01 - 500,000.00 ........        4,295,759         9     0.64     477,307    4.885      358.77       674      73.11
500,000.01 - 550,000.00 ........        2,106,500         4     0.32     526,625    5.515      359.50       693      75.21
550,000.01 - 600,000.00 ........        1,153,600         2     0.17     576,800    4.930      360.00       727      70.00
600,000.01 - 650,000.00 ........        1,276,742         2     0.19     638,371    6.072      360.00       671      64.93
                                    -------------     -----   ------   ---------    -----      ------       ---      -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                                    =============     =====   ======

      As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $214,765.


                                      99-23

                                 Mortgage Rates

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
Range of                                             No. of    % of     Average     Gross       Term      Credit    Original
Mortgage Rates (%)                 Current Balance    Loans    Total    Balance       WAC     (Months)     Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
3.000 - 3.499 ..................    $   1,148,386         6     0.17%  $ 191,398    3.267%     357.56       716      80.00%
3.500 - 3.999 ..................       19,528,638        82     2.92     238,154    3.770      358.24       718      73.55
4.000 - 4.499 ..................       44,000,982       193     6.59     227,984    4.248      358.30       712      75.33
4.500 - 4.999 ..................      108,574,026       489    16.26     222,033    4.728      358.57       702      78.31
5.000 - 5.499 ..................      135,836,646       616    20.34     220,514    5.208      358.82       693      79.77
5.500 - 5.999 ..................      173,271,821       854    25.94     202,894    5.714      358.99       684      80.50
6.000 - 6.499 ..................       72,430,050       337    10.84     214,926    6.186      359.19       682      82.14
6.500 - 6.999 ..................       58,347,507       269     8.74     216,905    6.697      359.22       675      83.24
7.000 - 7.499 ..................       25,173,659       114     3.77     220,822    7.234      359.46       676      86.28
7.500 - 7.999 ..................       17,498,318        88     2.62     198,845    7.693      359.25       674      88.86
8.000 - 8.499 ..................        4,398,237        22     0.66     199,920    8.154      359.13       649      86.12
8.500 - 8.999 ..................        4,873,633        26     0.73     187,447    8.701      359.25       662      90.95
9.000 - 9.499 ..................        2,313,549        11     0.35     210,323    9.139      359.52       642      88.29
9.500 - 9.999 ..................          524,936         3     0.08     174,979    9.792      359.72       557      74.68
                                    -------------     -----   ------   ---------    -----      ------       ---      -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                                    =============     =====   ======

      As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans will be approximately 5.592% per annum.


                                      99-24

                              Next Adjustment Date

                                                                                  Weighted
                                                                       Weighted    Average   Weighted   Weighted
                                                                        Average     Remg.     Average    Average
                            Current      No. of   % of      Average      Gross      Term      Credit    Original
Next Adjustment Date        Balance       Loans   Total     Balance       WAC     (Months)     Score      LTV
----------------------   -------------   ------   ------   ---------   --------   --------   --------   --------
September 1, 2004 ....   $     235,200        1     0.04%  $ 235,200     4.500%    359.00       762      70.00%
November 1, 2004 .....         947,551        4     0.14     236,888     4.395     359.25       699      80.00
December 1, 2004 .....       1,354,950        6     0.20     225,825     5.921     358.29       680      87.57
January 1, 2005 ......      26,103,856      110     3.91     237,308     5.365     359.00       699      81.01
February 1, 2005 .....      26,444,874      121     3.96     218,553     5.296     360.00       701      76.86
March 1, 2005 ........       6,934,000       30     1.04     231,133     5.579     360.00       705      80.15
May 1, 2005 ..........         128,682        1     0.02     128,682     6.000     357.00       682      80.00
July 1, 2005 .........         622,592        3     0.09     207,531     7.169     359.00       652      80.62
August 1, 2005 .......         908,372        3     0.14     302,791     6.197     360.00       738      85.17
September 1, 2005 ....       1,157,880        6     0.17     192,980     5.568     360.00       699      80.48
February 1, 2006 .....         546,994        2     0.08     273,497     7.507     354.00       596      84.03
March 1, 2006 ........         291,657        2     0.04     145,829     6.392     355.00       668      92.28
April 1, 2006 ........      17,028,633       78     2.55     218,316     4.881     356.00       681      86.80
May 1, 2006 ..........      55,054,482      266     8.24     206,972     5.052     357.00       683      88.45
June 1, 2006 .........      57,472,255      279     8.60     205,994     5.678     358.04       681      86.68
July 1, 2006 .........      94,687,257      424    14.18     223,319     6.065     359.01       688      80.40
August 1, 2006 .......     127,208,504      550    19.05     231,288     5.785     360.00       696      77.85
September 1, 2006 ....      33,078,948      155     4.95     213,413     5.631     360.00       695      77.65
March 1, 2007 ........         312,381        1     0.05     312,381     4.250     355.00       689      78.75
April 1, 2007 ........       8,021,141       42     1.20     190,980     4.656     356.02       682      81.89
May 1, 2007 ..........      30,878,910      154     4.62     200,512     4.935     357.10       686      84.18
June 1, 2007 .........      43,257,679      221     6.48     195,736     5.473     358.25       679      81.43
July 1, 2007 .........      60,880,994      312     9.12     195,131     5.590     359.12       678      78.52
August 1, 2007 .......      39,442,919      181     5.91     217,917     5.735     360.00       692      75.75
September 1, 2007 ....       8,593,302       41     1.29     209,593     5.467     360.00       696      73.69
May 1, 2009 ..........         432,000        2     0.06     216,000     5.625     357.00       724      74.74
June 1, 2009 .........         944,873        5     0.14     188,975     5.212     358.00       707      73.96
July 1, 2009 .........       8,103,598       39     1.21     207,785     6.038     359.00       712      75.08
August 1, 2009 .......      10,971,760       48     1.64     228,578     5.964     360.00       711      71.80
September 1, 2009 ....       3,295,172       13     0.49     253,475     5.731     360.00       707      66.98
June 1, 2011 .........         240,000        1     0.04     240,000     5.000     358.00       640      80.00
July 1, 2011 .........         236,168        1     0.04     236,168     5.375     359.00       751      64.98
August 1, 2011 .......         740,557        3     0.11     246,852     5.770     360.00       708      60.92
September 1, 2011 ....         253,000        1     0.04     253,000     5.375     360.00       746      62.47
June 4, 2014 .........         805,249        3     0.12     268,416     4.951     358.00       743      65.95
July 4, 2014 .........         304,000        1     0.05     304,000     5.875     359.00       774      80.00
                         -------------    -----   ------   ---------     -----     ------       ---      -----
   Total .............   $ 667,920,389    3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                         =============    =====   ======

----------
      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 26 months.


                                      99-25

                                  Gross Margin

                                                                                      Weighted
                                                                           Weighted    Average   Weighted   Weighted
                                                                           Average      Remg.     Average    Average
                                Current      No. of    % of     Average     Gross       Term      Credit    Original
Range of Gross Margins (%)      Balance       Loans    Total    Balance      WAC      (Months)     Score      LTV
--------------------------   -------------   ------   ------   ---------   --------   --------   --------   --------
1.250 - 1.499 ............   $      83,591        1     0.01%  $  83,591     4.990%    358.00       709      79.90%
1.750 - 1.999 ............       5,528,678       26     0.83     212,641     3.850     357.36       731      78.96
2.000 - 2.249 ............       6,371,549       32     0.95     199,111     4.344     357.80       713      75.69
2.250 - 2.499 ............      21,334,656       93     3.19     229,405     4.719     358.03       708      73.39
2.500 - 2.749 ............      17,356,456       85     2.60     204,194     4.676     357.37       693      77.68
2.750 - 2.999 ............      39,471,320      181     5.91     218,074     5.019     357.47       695      82.94
3.000 - 3.249 ............      59,272,749      280     8.87     211,688     5.117     358.10       702      84.87
3.250 - 3.499 ............     118,247,024      530    17.70     223,108     5.297     359.03       726      79.20
3.500 - 3.749 ............      70,586,541      318    10.57     221,970     5.518     359.05       688      81.82
3.750 - 3.999 ............     132,897,535      596    19.90     222,982     5.743     359.49       677      77.95
4.000 - 4.249 ............       7,786,374       42     1.17     185,390     6.266     358.53       689      87.28
4.250 - 4.499 ............       9,373,184       44     1.40     213,027     5.993     359.13       648      81.35
4.500 - 4.749 ............      11,191,400       54     1.68     207,248     5.871     359.13       673      81.71
4.750 - 4.999 ............      13,265,159       63     1.99     210,558     5.696     359.20       672      80.90
5.000 - 5.249 ............      33,286,796      164     4.98     202,968     6.261     359.17       675      81.32
5.250 - 5.499 ............      24,040,568      132     3.60     182,126     5.816     359.09       662      80.17
5.500 - 5.749 ............      30,513,659      164     4.57     186,059     6.007     359.18       659      81.07
5.750 - 5.999 ............      35,287,140      159     5.28     221,932     6.341     359.38       680      80.27
6.000 - 6.249 ............      12,352,613       56     1.85     220,582     6.642     359.22       650      82.96
6.250 - 6.499 ............      11,025,388       50     1.65     220,508     6.909     359.02       655      89.32
6.500 - 6.749 ............       3,205,857       15     0.48     213,724     7.109     359.50       650      84.57
6.750 - 6.999 ............       2,621,597       12     0.39     218,466     6.685     359.21       669      76.30
7.000 - 7.249 ............         684,352        2     0.10     342,176     6.938     360.00       686      71.41
7.250 - 7.499 ............         352,792        2     0.05     176,396     7.672     357.49       642      91.89
7.500 - 7.749 ............         422,100        2     0.06     211,050     7.885     358.56       632      90.00
7.750 - 7.999 ............         131,791        1     0.02     131,791     9.190     358.00       636      67.34
8.250 - 8.499 ............         188,912        1     0.03     188,912     9.750     360.00       526      54.00
8.500 - 8.749 ............         328,898        2     0.05     164,449     8.598     359.39       664      82.30
8.750 - 8.999 ............         209,000        1     0.03     209,000     9.000     360.00       686      95.00
9.000 - 9.249 ............         312,794        1     0.05     312,794     9.250     359.00       643      95.00
9.500 - 9.749 ............         189,916        1     0.03     189,916     9.990     360.00       627      95.00
                             -------------    -----   ------   ---------     -----     ------       ---      -----
   Total .................   $ 667,920,389    3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                             =============    =====   ======

----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 3.925% per annum.


                                      99-26

                              Maximum Mortgage Rate

                                                                                Weighted
                                                                     Weighted    Average   Weighted   Weighted
                                                                      Average     Remg.     Average    Average
Range of Maximum          Current      No. of    % of     Average      Gross      Term      Credit    Original
Mortgage Rates (%)        Balance      Loans     Total    Balance       WAC     (Months)     Score      LTV
--------------------   -------------   ------   ------   ---------   --------   --------   --------   --------
 9.000 -  9.499 ....   $   1,148,386        6     0.17%  $ 191,398     3.267%    357.56       716      80.00%
 9.500 -  9.999 ....      21,384,889       90     3.20     237,610     3.893     358.33       717      73.93
10.000 - 10.499 ....      45,676,006      201     6.84     227,244     4.285     358.31       713      75.17
10.500 - 10.999 ....     108,136,624      488    16.19     221,591     4.740     358.58       702      78.41
11.000 - 11.499 ....     130,001,627      593    19.46     219,227     5.206     358.80       693      79.99
11.500 - 11.999 ....     164,559,270      813    24.64     202,410     5.714     358.95       683      80.69
12.000 - 12.499 ....      68,419,444      320    10.24     213,811     6.129     359.19       681      81.68
12.500 - 12.999 ....      58,447,194      270     8.75     216,471     6.543     359.23       676      82.91
13.000 - 13.499 ....      31,639,274      138     4.74     229,270     6.965     359.44       681      84.83
13.500 - 13.999 ....      21,336,255      105     3.19     203,202     7.379     359.34       678      86.67
14.000 - 14.499 ....       7,269,278       35     1.09     207,694     7.875     359.42       665      85.92
14.500 - 14.999 ....       5,736,782       31     0.86     185,057     8.407     359.45       679      91.05
15.000 - 15.499 ....       2,628,676       12     0.39     219,056     8.996     359.56       630      87.25
15.500 - 15.999 ....         870,236        4     0.13     217,559     9.024     358.28       621      89.06
16.000 - 16.499 ....         131,791        1     0.02     131,791     9.190     358.00       636      67.34
16.500 - 16.999 ....         534,656        3     0.08     178,219     9.240     359.35       570      67.23
                       -------------    -----   ------   ---------     -----     ------       ---      -----
   Total ...........   $ 667,920,389    3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                       =============    =====   ======

----------
      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 11.635% per annum.


                                      99-27

                            Initial Fixed-Rate Period

                                                                                  Weighted
                                                                       Weighted    Average   Weighted   Weighted
                                                                        Average     Remg.     Average    Average
                                         No. of    % of     Average      Gross      Term      Credit    Original
Initial Fixed Period   Current Balance    Loans    Total    Balance       WAC     (Months)     Score      LTV
--------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
One Month ..........    $     235,200         1     0.04%  $ 235,200     4.500%    359.00       762      70.00%
Three Months .......          904,351         4     0.14     226,088     5.196     360.00       686      82.15
Six Months .........       60,880,880       267     9.11     228,018     5.359     359.52       701      79.22
One Year ...........        2,817,526        13     0.42     216,733     6.144     359.64       700      82.00
Two Years ..........      385,513,611     1,757    57.72     219,416     5.683     358.85       689      81.69
Three Years ........      191,242,445       951    28.63     201,096     5.440     358.68       684      79.48
Five Years .........       23,747,403       107     3.56     221,938     5.921     359.52       711      72.39
Seven Years ........        1,469,725         6     0.22     244,954     5.513     359.51       710      64.96
Ten Years ..........        1,109,249         4     0.17     277,312     5.204     358.27       752      69.80
                        -------------     -----   ------   ---------     -----     ------       ---      -----
   Total ...........    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                        =============     =====   ======

                                Initial Rate Cap

                                                                             Weighted
                                                                  Weighted    Average   Weighted   Weighted
                                                                   Average     Remg.     Average    Average
                                    No. of    % of     Average      Gross      Term      Credit    Original
Initial Cap (%)   Current Balance    Loans    Total    Balance       WAC     (Months)     Score      LTV
---------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1.000 .........    $  63,255,541       277     9.47%  $ 228,359     5.342%    359.53       701      79.30%
1.500 .........          889,465         4     0.13     222,366     7.427     358.03       608      77.33
2.000 .........        7,585,474        32     1.14     237,046     6.048     359.14       693      82.03
3.000 .........      420,869,648     1,952    63.01     215,609     5.822     359.45       689      78.42
3.375 .........          163,649         1     0.02     163,649     5.625     359.00       630      80.00
5.000 .........        3,247,434        13     0.49     249,803     5.931     358.94       696      76.43
6.000 .........      171,909,177       831    25.74     206,870     5.086     357.27       688      85.84
                   -------------     -----   ------   ---------     -----     ------       ---      -----
   Total ......    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                   =============     =====   ======

                                Periodic Rate Cap

                                                                                Weighted
                                                                     Weighted    Average   Weighted   Weighted
                                                                     Average      Remg.     Average    Average
                                       No. of    % of     Average     Gross       Term      Credit    Original
Subsequent Cap (%)   Current Balance   Loans     Total    Balance      WAC      (Months)     Score      LTV
------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1.000 ............    $ 660,789,853     3,082    98.93%  $ 214,403     5.581%    358.89       690      80.55%
1.500 ............        2,113,137         9     0.32     234,793     8.002     359.34       569      70.60
2.000 ............        5,017,399        19     0.75     264,074     6.059     359.24       679      70.01
                      -------------     -----   ------   ---------     -----     ------       ---      -----
   Total .........    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                      =============     =====   ======


                                      99-28

                          Original Loan-to-Value Ratios

                                                                                  Weighted
                                                                       Weighted    Average   Weighted   Weighted
                                                                       Average      Remg.     Average    Average
Range of Loan-to-Value      Current      No. of    % of     Average     Gross       Term      Credit    Original
Ratios (%)                  Balance       Loans    Total    Balance      WAC      (Months)    Score       LTV
----------------------   -------------   ------   ------   ---------   --------   --------   --------   --------
20.01 -  25.00 .......   $     272,728        1     0.04%  $ 272,728     5.990%    360.00       708      20.22%
25.01 -  30.00 .......         335,000        2     0.05     167,500     4.718     359.58       712      27.15
30.01 -  35.00 .......         889,047        4     0.13     222,262     4.756     358.43       711      32.99
35.01 -  40.00 .......       1,337,023        8     0.20     167,128     5.502     358.96       672      37.44
40.01 -  45.00 .......       1,603,718       10     0.24     160,372     4.916     359.38       697      43.27
45.01 -  50.00 .......       2,983,066       13     0.45     229,467     5.086     358.68       675      48.13
50.01 -  55.00 .......       4,034,301       23     0.60     175,404     5.504     359.20       686      53.01
55.01 -  60.00 .......       8,532,572       37     1.28     230,610     5.452     359.17       679      58.50
60.01 -  65.00 .......      12,460,447       54     1.87     230,749     5.158     359.10       703      63.16
65.01 -  70.00 .......     102,858,438      420    15.40     244,901     4.970     359.57       710      69.58
70.01 -  75.00 .......      23,799,367      108     3.56     220,365     5.348     358.72       686      73.82
75.01 -  80.00 .......     298,675,967    1,406    44.72     212,430     5.582     359.19       689      79.83
80.01 -  85.00 .......      19,508,595       95     2.92     205,354     5.762     358.43       673      83.90
85.01 -  90.00 .......     109,530,815      524    16.40     209,028     6.091     358.24       682      89.73
90.01 -  95.00 .......      78,509,394      391    11.75     200,791     5.872     357.82       679      94.79
95.01 - 100.00 .......       2,589,910       14     0.39     184,994     6.901     359.12       729      99.51
                         -------------    -----   ------   ---------     -----     ------       ---      -----
   Total .............   $ 667,920,389    3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                         =============    =====   ======

----------

      The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 20.22% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 80.44%.

                                 Occupancy Types

                                                                                Weighted
                                                                     Weighted    Average   Weighted   Weighted
                                                                      Average     Remg.     Average    Average
                                       No. of    % of     Average     Gross       Term      Credit    Original
Occupancy            Current Balance    Loans    Total    Balance      WAC      (Months)    Score       LTV
------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Owner Occupied ...    $ 533,468,296     2,493    79.87%  $ 213,986     5.550%    358.90       686      80.81%
Investment .......      116,944,171       532    17.51     219,820     5.819     358.86       703      79.02
Second Home ......       17,507,922        85     2.62     205,976     5.356     358.80       704      78.72
                      -------------     -----   ------   ---------     -----     ------       ---      -----
   Total .........    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                      =============     =====   ======

----------

      Occupancy type is based on the representation of the borrower at the time of origination.


                                      99-29

                  Mortgage Loan Program and Documentation Type

                                                                                                 Weighted
                                                                                      Weighted    Average   Weighted   Weighted
                                                                                       Average     Remg.     Average    Average
                                                        No. of    % of     Average      Gross      Term      Credit    Original
Document Type                         Current Balance    Loans    Total    Balance       WAC     (Months)     Score      LTV
-----------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Progressive Series Program
   (Limited
   (Stated) Documentation) ........    $ 254,355,862     1,101    38.08%  $ 231,023     5.593%    359.43       700      77.85%

Progressive Series Program
   (Full Documentation) ...........      162,992,178       809    24.40     201,474     5.442     359.31       681      78.56

Progressive Express(TM)
   Program (Non Verified
   Assets) ........................      136,861,067       645    20.49     212,188     5.607     357.97       680      84.34

Progressive Express(TM) No
   Doc Program (No
   Documentation) .................       69,310,519       354    10.38     195,792     5.496     357.70       692      85.43

Progressive Express(TM)
   Program (Verified Assets) ......       34,961,037       157     5.23     222,682     6.206     358.86       687      82.49

Progressive Express(TM)No
   Doc Program (Verified
   Assets) ........................        3,988,306        19     0.60     209,911     6.734     359.68       705      90.01

Progressive Series Program (
   Alternative Documentation) .....        1,990,840         8     0.30     248,855     5.942     359.71       670      80.86

Progressive Series Program
   (Full Income/Stated Assets
   Documentation) .................        1,931,218        12     0.29     160,935     6.036     358.57       659      84.76

Progressive Series Program
   (No Income/No Asset
   Documentation) .................        1,529,363         5     0.23     305,873     6.445     359.41       671      58.35
                                       -------------     -----   ------   ---------     -----     ------       ---      -----
      Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                                       =============     =====   ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.


                                      99-30

                                 Risk Categories

                                                                                               Weighted
                                                                                    Weighted   Average    Weighted   Weighted
                                                                                    Average      Remg.     Average    Average
                                                      No. of    % of     Average     Gross       Term      Credit    Original
Credit Grade Category               Current Balance   Loans     Total    Balance      WAC      (Months)     Score      LTV
---------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   -------
A+(1) ...........................    $ 320,543,032     1,449    47.99%  $ 221,217     5.321%    358.95       725      79.32%
A(1) ............................      254,546,663     1,200    38.11     212,122     5.610     358.65       654      81.78
A-(1) ...........................       22,998,053       123     3.44     186,976     6.102     359.08       613      78.77
C(1) ............................          229,802         1     0.03     229,802     6.750     359.00       545      68.24
CX(1) ...........................          415,553         2     0.06     207,776     9.014     356.73       526      62.15
Progressive Express(TM) I(2) ....       36,384,573       179     5.45     203,266     6.220     359.52       726      80.82
Progressive Express(TM) II(2) ...       26,241,760       126     3.93     208,268     6.980     359.37       650      83.14
Progressive Express(TM)III(2) ...        2,512,043        12     0.38     209,337     7.041     359.49       624      82.43
Progressive Express(TM) IV(2) ...        2,324,684        11     0.35     211,335     6.540     359.29       602      77.53
Progressive Express(TM) V(2) ....        1,278,318         5     0.19     255,664     7.601     359.25       588      72.06
Progressive Express(TM) VI(2) ...          445,907         2     0.07     222,953     8.521     359.00       518      69.40
                                     -------------     -----   ------   ---------     -----     ------       ---      -----
   Total ........................    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                                     =============     =====   ======

----------

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, C and CX correspond to Progressive Series I+, I and II, III and III+, V and VI, respectively.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.


                                      99-31

                                 Property Types

                                                                                          Weighted
                                                                               Weighted    Average   Weighted   Weighted
                                                                                Average     Remg.     Average    Average
                                                 No. of    % of     Average      Gross      Term      Credit    Original
Property Type                  Current Balance   Loans     Total    Balance       WAC     (Months)     Score       LTV
----------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Single-Family Residence ....    $ 439,920,897     2,122    65.86%  $ 207,314     5.533%    358.73       686      81.32%
Condominium ................       79,759,458       385    11.94     207,167     5.458     359.00       702      79.89
De minimis PUD .............       44,848,303       196     6.71     228,818     5.835     359.57       689      79.12
Planned Unit Development ...       30,908,311       148     4.63     208,840     5.919     359.51       691      80.32
Two Family .................       27,705,791       114     4.15     243,033     5.940     358.96       697      79.80
Four Family ................       24,146,516        70     3.62     344,950     5.674     359.05       702      74.68
Three Family ...............       13,678,051        45     2.05     303,957     5.617     359.08       699      71.96
Highrise/Condominium .......        4,620,191        17     0.69     271,776     6.110     359.33       712      80.95
Townhouse ..................        2,332,871        13     0.35     179,452     6.266     359.44       654      77.33
                                -------------     -----   ------   ---------     -----     ------       ---      -----
   Total ...................    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89       690      80.44%
                                =============     =====   ======


                                      99-32

                 Geographic Distribution of Mortgaged Properties

                                                                                    Weighted
                                                                         Weighted   Average    Weighted   Weighted
                                                                         Average      Remg.    Average     Average
                              Current      No. of    % of     Average     Gross       Term      Credit    Original
State                         Balance       Loans    Total    Balance      WAC      (Months)    Score       LTV
------------------------   -------------   ------   ------   ---------   --------   --------   --------   --------
Alabama ................   $   1,648,465        9     0.25%  $ 183,163     4.760%    358.57       706       77.46%
Arkansas ...............       1,708,471       10     0.26     170,847     6.052     358.18       697       90.65
Arizona ................      22,780,051      131     3.41     173,894     5.752     358.56       670       82.88
California .............     297,215,804    1,179    44.50     252,091     5.460     359.28       698       77.47
Colorado ...............      18,735,559       99     2.81     189,248     5.439     358.31       684       83.61
Connecticut ............       3,414,573       18     0.51     189,698     6.094     358.16       675       83.61
District of Columbia ...       1,395,180        6     0.21     232,530     6.064     358.72       626       81.86
Delaware ...............       2,086,181       12     0.31     173,848     5.094     357.27       673       86.17
Florida ................      50,417,563      281     7.55     179,422     6.021     358.96       689       83.67
Georgia ................       8,952,932       49     1.34     182,713     5.435     358.27       683       87.48
Hawaii .................       3,699,549       12     0.55     308,296     6.182     358.93       674       76.51
Iowa ...................         975,775        7     0.15     139,396     5.547     358.13       689       87.66
Idaho ..................       1,059,667        7     0.16     151,381     5.881     358.69       650       87.93
Illinois ...............      20,224,166      107     3.03     189,011     5.871     358.68       684       82.49
Indiana ................       2,567,594       14     0.38     183,400     6.003     359.13       711       81.84
Kansas .................       2,501,387       14     0.37     178,670     5.608     358.42       697       84.71
Kentucky ...............       1,007,525        9     0.15     111,947     5.563     358.71       675       85.45
Louisiana ..............         421,207        3     0.06     140,402     5.292     356.97       686       88.98
Massachusetts ..........      19,018,484       80     2.85     237,731     5.408     358.47       680       77.87
Maryland ...............      15,800,113       76     2.37     207,896     5.712     358.99       686       81.69
Maine ..................         679,918        3     0.10     226,639     4.967     357.29       733       76.34
Michigan ...............       5,171,742       30     0.77     172,391     6.160     358.72       676       85.81
Minnesota ..............      23,267,935      121     3.48     192,297     5.624     358.24       675       84.42
Missouri ...............       5,765,932       34     0.86     169,586     5.604     358.06       668       86.88
Mississippi ............       1,446,582        9     0.22     160,731     5.331     358.06       660       81.95
Montana ................         997,095        5     0.15     199,419     6.708     358.18       643       88.77
North Carolina .........       5,569,102       32     0.83     174,034     5.709     358.43       691       84.66
North Dakota ...........         135,855        1     0.02     135,855     5.650     360.00       752       80.00
Nebraska ...............       1,012,418        6     0.15     168,736     5.596     357.42       662       92.54
New Hampshire ..........       3,503,664       16     0.52     218,979     5.329     357.94       678       78.71
New Jersey .............      14,342,729       58     2.15     247,288     5.997     358.53       675       82.60
New Mexico .............       1,907,643       10     0.29     190,764     5.916     358.40       694       84.20
Nevada .................      30,869,630      146     4.62     211,436     5.699     358.71       694       81.46
New York ...............       8,883,513       35     1.33     253,815     5.787     358.10       671       81.57
Ohio ...................       6,103,172       37     0.91     164,951     5.375     358.33       674       82.61
Oklahoma ...............         640,189        5     0.10     128,038     7.005     358.79       691       91.00
Oregon .................      10,350,693       62     1.55     166,947     5.289     358.81       683       80.11
Pennsylvania ...........       4,095,943       22     0.61     186,179     5.659     358.77       677       80.97
Rhode Island ...........       1,477,132        6     0.22     246,189     5.779     357.86       694       89.54
South Carolina .........       3,117,758       18     0.47     173,209     5.500     357.77       696       90.53
South Dakota ...........         580,166        3     0.09     193,389     5.520     359.00       672       78.45
Tennessee ..............       1,706,559       11     0.26     155,142     5.448     358.19       669       85.87
Texas ..................       9,495,964       55     1.42     172,654     5.847     358.69       686       83.94
Utah ...................       6,149,523       37     0.92     166,203     5.450     358.78       715       83.05
Virginia ...............      21,674,854       99     3.25     218,938     5.705     358.62       682       83.36
Washington .............      18,718,516      100     2.80     187,185     5.317     358.83       681       80.47
Wisconsin ..............       4,497,681       25     0.67     179,907     5.540     357.86       672       82.99
West Virginia ..........         128,236        1     0.02     128,236     4.250     358.00       674       78.04
                           -------------    -----   ------   ---------     -----     ------       ---       -----
   Total ...............   $ 667,920,389    3,110   100.00%  $ 214,765     5.592%    358.89       690       80.44%
                           =============    =====   ======


                                      99-33

      No more than approximately 0.64% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt-to-Income Ratio

                                                                                    Weighted
                                                                          Weighted   Average   Weighted   Weighted
                                                                          Average     Remg.     Average   Average
                                            No. of    % of     Average     Gross      Term      Credit    Original
Description (%)           Current Balance   Loans     Total    Balance      WAC     (Months)    Score       LTV
-----------------------   ---------------   ------   ------   ---------   --------   --------   --------   -------
   0.01 -  5.00 .......    $     487,500         2     0.07%  $ 243,750     5.255%   359.65       732       63.33%
   5.01 - 10.00 .......          735,463         5     0.11     147,093     5.498    359.19       644       79.29
  10.01 - 15.00 .......        2,159,295         9     0.32     239,922     5.688    359.45       672       76.53
  15.01 - 20.00 .......        7,296,702        35     1.09     208,477     5.441    359.47       698       75.92
  20.01 - 25.00 .......       13,573,713        62     2.03     218,931     5.868    359.35       694       75.16
  25.01 - 30.00 .......       24,000,196       114     3.59     210,528     5.641    359.45       694       76.71
  30.01 - 35.00 .......       46,670,377       216     6.99     216,067     5.614    359.46       690       77.99
  35.01 - 40.00 .......       81,024,487       380    12.13     213,222     5.691    359.44       693       78.70
  40.01 - 45.00 .......      112,255,189       491    16.81     228,626     5.760    359.44       688       78.71
  45.01 - 50.00 .......      107,144,097       496    16.04     216,016     5.663    359.40       686       79.10
  50.01 - 55.00 .......        9,036,407        37     1.35     244,227     5.272    359.37       695       72.94
Greater than 55.00 ....        1,273,145         6     0.19     212,191     6.775    359.64       661       74.45
Not Required ..........      262,263,818     1,257    39.27     208,643     5.447    358.06       690       83.79
                           -------------     -----   ------   ---------     -----    ------       ---       -----
   Total ..............    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%   358.89       690       80.44%
                           =============     =====   ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 2 Loans will be approximately 39.87% per annum.

                               Prepayment Penalty

                                                                                    Weighted
                                                                          Weighted   Average   Weighted   Weighted
                                                                          Average     Remg.     Average   Average
                                            No. of    % of     Average     Gross      Term      Credit    Original
Number of Months          Current Balance   Loans     Total    Balance      WAC     (Months)    Score       LTV
-----------------------   ---------------   ------   ------   ---------   --------   --------   --------   -------
0 .....................    $ 176,924,978       821    26.49%  $ 215,499    5.638%    358.39       690       82.30%
6 .....................        5,382,765        24     0.81     224,282    5.534     359.14       703       77.79
7 .....................          366,800         2     0.05     183,400    4.099     360.00       711       70.00
12 ....................       97,644,924       417    14.62     234,160    5.441     359.35       697       76.86
24 ....................      265,221,210     1,224    39.71     216,684    5.657     358.97       689       81.23
36 ....................      122,379,712       622    18.32     196,752    5.512     359.06       683       79.05
                           -------------     -----   ------   ---------    -----     ------       ---       -----
   Total ..............    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%    358.89       690       80.44%
                           =============     =====   ======


                                      99-34

                     Months Remaining to Scheduled Maturity

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average     Gross       Term      Credit    Original
Range of Months                    Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
301-360 ........................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89      690       80.44%
                                    -------------     -----   ------   ---------    ------     ------      ---       -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89      690       80.44%
                                    =============     =====   ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans will be approximately 359 months.

                                  Credit Scores

                                                                                              Weighted
                                                                                   Weighted    Average   Weighted   Weighted
                                                                                   Average      Remg.     Average    Average
                                                     No. of    % of     Average     Gross       Term      Credit    Original
Range of Credit Scores             Current Balance   Loans     Total    Balance      WAC      (Months)    Score       LTV
--------------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
801-820 ........................    $   2,214,307         9     0.33%  $ 246,034     4.959%    358.42      805       75.95%
781-800 ........................       21,889,959        98     3.28     223,367     5.155     359.00      789       77.57
761-780 ........................       36,282,875       162     5.43     223,968     5.158     358.99      770       77.40
741-760 ........................       50,114,504       226     7.50     221,746     5.345     359.23      749       78.21
721-740 ........................       67,469,320       304    10.10     221,939     5.386     359.00      730       79.18
701-720 ........................       81,311,989       375    12.17     216,832     5.526     358.96      710       81.20
681-700 ........................      100,855,676       472    15.10     213,677     5.564     358.98      690       80.35
661-680 ........................      102,040,100       462    15.28     220,866     5.571     358.84      671       80.61
641-660 ........................       97,265,793       468    14.56     207,833     5.786     358.75      651       81.97
621-640 ........................       77,120,790       373    11.55     206,758     5.871     358.53      631       83.04
601-620 ........................       26,171,206       137     3.92     191,031     6.143     359.00      612       80.42
581-600 ........................        2,951,891        15     0.44     196,793     6.706     359.49      593       75.96
561-580 ........................          817,259         3     0.12     272,420     7.022     359.62      577       67.57
541-560 ........................          553,261         2     0.08     276,631     8.036     358.42      549       75.12
521-540 ........................          715,352         3     0.11     238,451     8.589     357.68      525       64.04
501-520 ........................          146,108         1     0.02     146,108     9.590     359.00      506       75.00
                                    -------------     -----   ------   ---------     -----     ------      ---       -----
   Total .......................    $ 667,920,389     3,110   100.00%  $ 214,765     5.592%    358.89      690       80.44%
                                    =============     =====   ======

      As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available will be approximately 690.


                                      99-35

                             Range of Months to Roll

                                                                                 Weighted
                                                                      Weighted    Average   Weighted   Weighted
                                                                       Average     Remg.     Average    Average
                                        No. of    % of     Average      Gross      Term      Credit    Original
Number of Months      Current Balance   Loans     Total    Balance       WAC     (Months)     Score      LTV
-------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
1-6 ...............    $  62,020,430       272     9.29%  $ 228,016    5.353%     359.53       701      79.23%
7-12 ..............        2,817,526        13     0.42     216,733    6.144      359.64       700      82.00
13-18 .............          546,994         2     0.08     273,497    7.507      354.00       596      84.03
19-24 .............      384,966,616     1,755    57.64     219,354    5.681      358.85       689      81.69
25-31 .............          312,381         1     0.05     312,381    4.250      355.00       689      78.75
32-37 .............      190,930,064       950    28.59     200,979    5.442      358.69       684      79.48
56-61 .............       23,747,403       107     3.56     221,938    5.921      359.52       711      72.39
80-85 .............        1,469,725         6     0.22     244,954    5.513      359.51       710      64.96
Greater than 85 ...        1,109,249         4     0.17     277,312    5.204      358.27       752      69.80
                       -------------     -----   ------   ---------    -----      ------       ---      -----
   Total ..........    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                       =============     =====   ======

      As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans will be approximately 26 months.

                                  Loan Purposes

                                                                                       Weighted
                                                                            Weighted    Average   Weighted   Weighted
                                                                            Average      Remg.     Average    Average
                                              No. of    % of     Average     Gross       Term      Credit    Original
Loan Purpose                Current Balance    Loans    Total    Balance     WAC       (Months)     Score      LTV
-------------------------   ---------------   ------   ------   ---------   --------   --------   --------   --------
Purchase ................    $ 433,406,565     2,016    64.89%  $ 214,983    5.606%     358.98       699      81.47%
Refinance - Cash Out ....      177,750,283       810    26.61     219,445    5.562      358.67       673      78.06
Refinance - Rate/Term ...       56,763,540       284     8.50     199,872    5.579      358.90       672      80.04
                             -------------     -----   ------   ---------    -----      ------       ---      -----
   Total ................    $ 667,920,389     3,110   100.00%  $ 214,765    5.592%     358.89       690      80.44%
                             =============     =====   ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.


                                      99-36